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                                                                   EXHIBIT 10.2

                  [MICROTEL INTERNATIONAL INC. LETTERHEAD]



October 2, 2000


T-Com, LLC
38 3rd Street, #303
Los Altos, CA 94022

Attn: Everett Bahre


     RE:  ASSET PURCHASE OF T-COM, LLC BY CXR TELECOM
          CORPORATION (THE "TRANSACTION")


Dear Sirs:


     This letter is to confirm our agreement concerning the effective date for the above-referenced Transaction.

     Whereas, an agreement in principle and a valuation for the Transaction were executed by CXR Telcom Corporation ("CXR"), MicroTel International, Inc. ("MicroTel") and T-Com, LLC ("T-Com") on July 17, 2000 and July 26, 2000, respectively, and all agreed upon actions required of T-Com to posture itself in a business mode acceptable to CXR and MicroTel were made effective August 1, 2000; and

     Whereas, MicroTel, CXR and T-Com have each indicated that they are agreeable to making the effective date for the Transaction August 1, 2000 as that date had been originally anticipated as the closing date for the Transaction; and

     Whereas, MicroTel and CXR have conferred with their accountants and auditors, who, in light of the foregoing, have advised that they have no objection to making the effective date for the Transaction August 1, 2000.

     MicroTel, CXR and T-Com, for good and valuable consideration, receipt of which is hereby acknowledged, agree, notwithstanding anything to the contrary contained in the Asset Purchase Agreement relating to the Transaction, or any of the Exhibits thereto, that as between the parties for all purposes the Transaction shall be deemed to be effective as of August 1, 2000.



===============================================================================

        9485 E. Haven Ave Suite 100, Rancho Cucamonga CA. USA 91730
                Voice (909) 297-2699  FAX (909) 297-2644

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Please indicate your agreement with the foregoing by signing and returning the enclosed copy of this letter.


                                          MICROTEL INTERNATIONAL, INC.

                                          By:   /s/  CARMINE T. OLIVA
                                              ----------------------------
                                                Carmine T. Oliva


                                          CXR TELCOM CORPORATION

                                          By:   /s/  CARMINE T. OLIVA
                                              ----------------------------
                                                Carmine T. Oliva





Agreed to:

T-Com, LLC

By:    /s/  EVERETT BAHRE
    --------------------------
       Everett Bahre